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                                                                   Exhibit 10.10
                                SECOND AMENDMENT

This is the Second Amendment to that certain Employment Contract dated as of April 1, 1997, between SABAN ENTERTAINMENT, INC., and MARK ITTNER as amended as of April 1, 1999 (the "Contract").

     1. Paragraph 1 is amended as follows by adding the following after the word "('TERM')"

          "1. The Term of your employment pursuant to the terms of your Contract, as amended, shall continue through December 31, 2002. We shall have the irrevocable option to continue the term of your employment hereunder through December 31, 2004 by delivering written notice to you by June 30, 2002 ('Extended Term')."

     2.   Paragraph 3(a) of the Contract shall be amended as follows:

          "(4) For the period commencing April 1, 2000 and ending June 30, 2000, we will pay you a gross annual salary of $255,000.

          (5) For the period commencing July 1, 2000 and ending December 31, 2000, we will pay you a gross annual salary of $275,000.

          (6) For the period commencing January 1, 2001 and ending December 31, 2001, we will pay you a gross annual salary of $290,000.

          (7) For the period commencing January 1, 2002 and ending December 31, 2002, we will pay you a gross annual salary of $310,000.

          (8) During the first year of the Extended Term, if we have exercised our option therefor, we will pay you a gross annual salary of $325,000.

          (9) During the second year of the Extended Term, if we have exercised our option therefor, we will pay you a gross annual salary of $340,000."

     Paragraph 3(a)(6) of the Contract shall become Paragraph 3(a)(10).
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In all other respects the terms of the Contract shall remain in full force and effect.

IN WITNESS HEREOF, you and we have entered into this Second Amendment as of January 1, 2000.

                                             FOX FAMILY WORLDWIDE, INC.



By: /s/ Mark Ittner                          By:  /s/ Jack D. Samuels
   ----------------------------------           --------------------------------
   MARK ITTNER                                  JACK D. SAMUELS
                                             Its: Senior Vice President

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